                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 23, 2005
                                                          ---------------

                              CELANESE CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)

          DELAWARE                        001-32410              98-0420726
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                     Number)           Identification No.)

                 1601 WEST LBJ FREEWAY, DALLAS, TEXAS 75234-6034
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 901-4500
                                                           ---------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

         On March 23, 2005, Celanese Corporation (the "Company") issued a press release reporting that it increased its earnings outlook for both the first quarter and full year 2005 primarily due to better than expected performance in its Chemical Products business segment in the first quarter of 2005. A copy of the press release (including tabular presentation attached thereto) is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is
incorporated herein solely for purposes of this Item 7.01 disclosure.
Additionally, the Company has posted the press release and accompanying tabular presentation on its website at www.celanese.com.

         The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the
Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01      Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit Number     Description
         --------------     -----------
         99.1               Press Release (including tabular presentation
                            attached thereto) dated March 23, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CELANESE CORPORATION

                                         By:    /s/ Corliss J. Nelson
                                             -----------------------------------
                                             Name:  Corliss J. Nelson
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date: March 24, 2005

                                  EXHIBIT INDEX

         Exhibit Number            Description
         --------------            -----------
         99.1                      Press Release (including tabular presentation
                                   attached thereto) dated March 23, 2005